UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Exchange Act of 1934

Date of Report (Date of earliest event reported) October 20, 2005

SIMMONS FIRST NATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Arkansas	0-6253	71-0407808
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

501 Main Street, Pine Bluff, Arkansas	71601
(Address of principal executive offices)	(Zip Code)

(870) 541-1000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

ITEM: 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The following is the text of a press release issued by the registrant at 8:15 A.M. Central Time on October 20, 2005.

SIMMONS FIRST ANNOUNCES RECORD EARNINGS

Pine Bluff, AR - Simmons First National Corporation (NASDAQ NM: SFNC) today announced record earnings for the three and nine-month periods ended September 30, 2005. Net income for the quarter was $7.3 million, an increase of $427,000, or 6.2% over the third quarter of 2004. Diluted earnings per share were $0.50 for the third quarter of 2005 compared to $0.47 per share for the same period in 2004, an increase of 6.4%.

For the nine-month period ended September 30, 2005, net income was $20.1 million, an increase of $1.5 million, or 8.2% over the same period in 2004. Diluted earnings per share for the nine-month period were $1.37, an increase of $0.11, or 8.7%.

“Simmons First generated solid, high quality results again this quarter,” said J. Thomas May, Chairman and Chief Executive Officer. “We continue to be pleased with the trends we see in our earnings performance, loan growth, and asset quality. The increase in earnings over the same quarter last year is the result of continued loan growth, an increase in non-interest income, disciplined expense control, and a reduced provision for loan losses resulting from the improvements in asset quality.”

Net interest income for the third quarter of 2005 increased 3.4% to $22.9 million. The increase is primarily attributable to growth in the loan portfolio partially offset by the continuation of a relatively flat yield curve. Net interest margin, on a fully taxable equivalent basis, was 4.10% in the third quarter of 2005 compared to 4.16% in the third quarter of 2004, a decrease of 6 basis points.

The Company’s loan portfolio totaled $1.7 billion at September 30, 2005, an increase of $107 million, or 6.7% over the same period last year. The growth was primarily attributable to increased demand in the commercial and real estate loan portfolios. Deposits were $2.0 billion at September 30, 2005, a $106 million, or 5.4% increase from September 30, 2004.

Asset quality for the third quarter continued to strengthen as non-performing assets decreased by $1.8 million from the same period last year, a 13% decrease. Non-performing loans to total loans improved to 0.55% from 0.72% from the same period last year, while the allowance for loan losses improved to 234% of non-performing loans as of September 30, 2005, compared to 205% as of September 30, 2004. At quarter end, the allowance for loan losses equaled 1.60% of total loans. The Company’s annualized net charge-off ratio for the third quarter of 2005 was 0.33%. Excluding credit cards, the annualized net charge-off ratio was 0.13%.

Total assets were $2.6 billion at September 30, 2005, an increase of $159 million over the quarter ended September 30, 2004. Stockholders’ equity at September 30, 2005 was $241 million, a $5.8 million increase from September 30, 2004.

Simmons First National Corporation is an Arkansas based financial holding company with eight community banks in Pine Bluff, Lake Village, Jonesboro, Rogers, Searcy, Russellville, El Dorado and Hot Springs, Arkansas. The Company’s eight banks conduct financial operations from 79 offices, of which 77 are financial centers, in 44 communities.

CONFERENCE CALL

Management will conduct a conference call to review this information at 3:00 p.m. Central Time on Thursday, October 20, 2005. Interested parties can listen to this call by calling 1-800-854-4175 (United States and Canada only) and asking for the Simmons First National Corporation conference call. A recorded playback of the call will be available the next morning by calling 1-800-642-1687. The passcode for this playback is 9829445 and the recording will be available through the end of business October 31, 2005. In addition, the call will be available live or in recorded version on the Company’s website at www.simmonsfirst.com under the “webcast” icon.

GENERAL

Statements in this press release that are not historical facts should be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements of this type speak only as of the date of this news release. By nature, forward-looking statements involve inherent risk and uncertainties. Various factors, including, but not limited to, economic conditions, credit quality, interest rates, loan demand and changes in the assumptions used in making the forward-looking statements, could cause actual results to differ materially from those contemplated by the forward-looking statements. Additional information on factors that might affect Simmons First National Corporation’s financial results is included in its Form 10-K filing with the Securities and Exchange Commission.

####

FOR MORE INFORMATION CONTACT:
ROBERT A. FEHLMAN
Senior Vice President and Chief Financial Officer
Simmons First National Corporation
(870) 541-1231

Simmons First National Corporation					SFNC
Consolidated End of Period Balance Sheets
For the Quarters Ended	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
(In thousands)	2005	2005	2005	2004	2004

ASSETS
Cash and non-interest bearing balances due from banks	$83,088	$73,169	$67,615	$72,032	$77,944
Interest bearing balances due from banks	48,206	27,861	22,030	36,249	11,273
Federal funds sold	16,825	43,230	56,580	45,450	17,300
Cash and cash equivalents	148,119	144,260	146,225	153,731	106,517

Investment securities - held-to-maturity	151,123	149,293	147,644	151,264	178,450
Investment securities - available-for-sale	388,848	400,451	411,340	390,794	385,131
Mortgage loans held for sale	9,417	8,361	11,641	9,246	11,153
Assets held in trading accounts	4,731	4,680	4,718	4,916	2,149

Loans	1,709,372	1,662,337	1,586,483	1,571,376	1,602,127
Allowance for loan losses	(27,330)	(27,013)	(26,422)	(26,508)	(27,602)
Net loans	1,682,042	1,635,324	1,560,061	1,544,868	1,574,525

Premises and equipment	61,354	59,086	57,685	57,211	55,027
Foreclosed assets held for sale, net	2,120	1,482	1,340	1,839	1,789
Interest receivable	18,555	15,705	15,276	14,248	15,361
Bank owned life insurance	32,952	32,673	7,410	3,536	3,488
Goodwill	60,454	60,454	60,454	60,454	60,454
Core deposit premiums	5,207	5,414	5,621	5,829	6,035
Other assets	12,120	13,202	13,095	16,008	18,204

TOTAL ASSETS	$2,577,042	$2,530,385	$2,442,510	$2,413,944	$2,418,283

LIABILITIES
Non-interest bearing transaction accounts	$305,506	$308,543	$296,347	$293,137	$287,632
Interest bearing transaction accounts and savings deposits	758,906	777,820	773,365	769,296	749,492
Time deposits less than $100,000	568,013	561,937	562,171	539,836	547,510
Time deposits greater than $100,000	415,302	377,991	376,478	356,926	357,566
Total deposits	2,047,727	2,026,291	2,008,361	1,959,195	1,942,200
Federal funds purchased and securities
sold under agreements to repurchase	92,320	122,255	89,991	104,785	96,384
Short-term debt	92,747	36,851	907	2,373	13,763
Long-term debt - parent company	4,000	6,000	6,000	6,000	6,000
Long-term FHLB debt - affiliate banks	52,066	52,854	55,583	57,733	59,775
Subordinated debt issued to capital trusts	30,930	30,930	30,930	30,930	48,714
Accrued interest and other liabilities	16,081	16,512	18,466	14,706	15,993
TOTAL LIABILITIES	2,335,871	2,291,693	2,210,238	2,175,722	2,182,829

STOCKHOLDERS' EQUITY
Capital stock	143	144	144	146	146
Surplus	54,429	55,608	56,315	62,826	62,659
Undivided profits	190,047	184,865	180,075	176,374	172,726
Accumulated other comprehensive income (loss)
Unrealized appreciation (depreciation) on AFS securities	(3,448)	(1,925)	(4,262)	(1,124)	(77)
TOTAL STOCKHOLDERS' EQUITY	241,171	238,692	232,272	238,222	235,454

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$2,577,042	$2,530,385	$2,442,510	$2,413,944	$2,418,283

Simmons First National Corporation					SFNC
Consolidated Average Quarter-to-Date Balance Sheets
For the Quarters Ended	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
(In thousands)	2005	2005	2005	2004	2004

ASSETS
Cash and non-interest bearing balances due from banks	$78,418	$77,007	$77,862	$85,375	$77,139
Interest bearing balances due from banks	16,384	15,765	35,027	38,498	13,817
Federal funds sold	29,375	35,157	52,022	60,033	36,389
Cash and cash equivalents	124,177	127,929	164,911	183,906	127,345

Investment securities - held-to-maturity	150,654	149,038	149,986	171,402	178,537
Investment securities - available-for-sale	390,580	412,101	404,127	383,325	378,591
Mortgage loans held for sale	11,395	9,425	8,532	9,682	10,211
Assets held in trading accounts	4,711	4,696	4,234	5,510	236

Loans	1,689,883	1,626,513	1,575,329	1,570,724	1,577,821
Allowance for loan losses	(27,512)	(26,859)	(27,004)	(27,823)	(27,648)
Net loans	1,662,371	1,599,654	1,548,325	1,542,901	1,550,173

Premises and equipment	60,497	58,320	57,538	56,128	52,508
Foreclosed assets held for sale, net	1,870	1,420	1,468	1,728	1,798
Interest receivable	17,038	15,301	14,398	14,854	13,852
Bank owned life insurance	32,832	24,823	3,593	3,507	3,469
Goodwill	60,454	60,454	60,454	60,454	60,450
Core deposit premiums	5,326	5,534	5,745	5,947	6,153
Other assets	12,809	12,104	15,554	18,212	19,265

TOTAL ASSETS	$2,534,714	$2,480,799	$2,438,865	$2,457,556	$2,402,588

LIABILITIES
Non-interest bearing transaction accounts	$303,387	$300,909	$296,921	$302,117	$292,578
Interest bearing transaction accounts and savings deposits	751,877	778,516	771,301	766,178	740,559
Time deposits less than $100,000	569,977	561,884	556,878	545,003	550,054
Time deposits greater than $100,000	386,581	373,366	369,372	357,800	348,148
Total deposits	2,011,822	2,014,675	1,994,472	1,971,098	1,931,339
Federal funds purchased and securities
sold under agreements to repurchase	92,508	108,519	98,499	107,150	91,950
Short-term debt	82,463	13,098	992	10,143	19,967
Long-term debt	88,242	91,045	93,365	113,370	111,025
Accrued interest and other liabilities	18,120	16,271	14,711	15,799	15,263
TOTAL LIABILITIES	2,293,155	2,243,608	2,202,039	2,217,560	2,169,544

TOTAL STOCKHOLDERS' EQUITY	241,559	237,191	236,826	239,996	233,044

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$2,534,714	$2,480,799	$2,438,865	$2,457,556	$2,402,588

Simmons First National Corporation					SFNC
Consolidated Average Year-to-Date Balance Sheets
For the Quarters Ended	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
(In thousands)	2005	2005	2005	2004	2004

ASSETS
Cash and non-interest bearing balances due from banks	$77,764	$77,432	$77,862	$77,836	$75,305
Interest bearing balances due from banks	22,324	25,343	35,027	36,587	35,946
Federal funds sold	38,768	43,543	52,022	56,423	55,211
Cash and cash equivalents	138,856	146,318	164,911	170,846	166,462

Investment securities - held-to-maturity	149,895	149,509	149,986	176,585	178,325
Investment securities - available-for-sale	402,220	408,136	404,127	361,231	358,082
Mortgage loans held for sale	9,794	8,981	8,532	10,087	10,223
Assets held in trading accounts	4,549	4,466	4,234	4,980	531

Loans	1,630,995	1,601,062	1,575,329	1,528,447	1,514,252
Allowance for loan losses	(27,127)	(26,931)	(27,004)	(27,186)	(26,972)
Net loans	1,603,868	1,574,131	1,548,325	1,501,261	1,487,280

Premises and equipment	58,796	57,931	57,538	52,464	51,234
Foreclosed assets held for sale, net	1,588	1,444	1,468	1,990	2,077
Interest receivable	15,589	14,852	14,398	13,626	13,214
Bank owned life insurance	20,523	14,266	3,593	2,431	2,777
Goodwill	60,454	60,454	60,454	56,996	55,704
Core deposit premiums	5,533	5,639	5,745	5,840	5,934
Other assets	13,479	13,821	15,554	19,443	19,150

TOTAL ASSETS	$2,485,144	$2,459,948	$2,438,865	$2,377,780	$2,350,993

LIABILITIES
Non-interest bearing transaction accounts	$300,430	$298,926	$296,921	$293,060	$290,019
Interest bearing transaction accounts and savings deposits	767,160	774,928	771,301	729,842	717,643
Time deposits less than $100,000	562,961	559,395	556,878	543,136	542,508
Time deposits greater than $100,000	376,503	371,380	369,372	349,224	346,344
Total deposits	2,007,054	2,004,629	1,994,472	1,915,262	1,896,514
Federal funds purchased and securities
sold under agreements to repurchase	99,673	103,537	98,499	94,465	90,206
Short-term debt	32,629	7,078	992	11,252	11,626
Long-term debt	90,865	92,199	93,365	110,946	110,131
Accrued interest and other liabilities	16,380	15,495	14,711	16,136	16,248
TOTAL LIABILITIES	2,246,601	2,222,938	2,202,039	2,148,061	2,124,725

TOTAL STOCKHOLDERS' EQUITY	238,543	237,010	236,826	229,719	226,268

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$2,485,144	$2,459,948	$2,438,865	$2,377,780	$2,350,993

Simmons First National Corporation					SFNC
Consolidated Statements of Income - Quarter-to-Date
For the Quarters Ended	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
(In thousands, except per share data)	2005	2005	2005	2004	2004

INTEREST INCOME
Loans	$29,225	$27,175	$25,413	$25,363	$24,956
Federal funds sold	262	273	327	303	140
Investment securities	4,693	4,659	4,574	4,496	4,494
Mortgage loans held for sale, net of unrealized gains (losses)	168	134	119	130	159
Assets held in trading accounts	25	25	25	35	2
Interest bearing balances due from banks	119	103	196	172	34
TOTAL INTEREST INCOME	34,492	32,369	30,654	30,499	29,785
INTEREST EXPENSE
Time deposits	7,031	6,071	5,278	4,752	4,555
Other deposits	2,015	1,859	1,635	1,469	1,269
Federal funds purchased and securities
sold under agreements to repurchase	815	754	545	471	302
Short-term debt	646	104	14	41	94
Long-term debt	1,113	1,104	1,089	1,512	1,448
TOTAL INTEREST EXPENSE	11,620	9,892	8,561	8,245	7,668
NET INTEREST INCOME	22,872	22,477	22,093	22,254	22,117
Provision for loan losses	1,736	1,939	2,221	1,932	1,932
NET INTEREST INCOME AFTER PROVISION
FOR LOAN LOSSES	21,136	20,538	19,872	20,322	20,185
NON-INTEREST INCOME
Trust income	1,430	1,349	1,385	1,400	1,388
Service charges on deposit accounts	4,154	4,153	3,414	3,642	3,928
Other service charges and fees	472	454	584	488	536
Income on sale of mortgage loans, net of commissions	827	712	682	781	814
Income on investment banking, net of commissions	146	161	58	131	101
Credit card fees	2,619	2,584	2,340	2,630	2,544
Premiums on sale of student loans	295	642	634	247	417
Bank owned life insurance income	312	218	20	23	23
Other income	485	724	954	612	633
Gain (loss) on sale of securities, net	-	(168)	-	-	-
TOTAL NON-INTEREST INCOME	10,740	10,829	10,071	9,954	10,384
NON-INTEREST EXPENSE
Salaries and employee benefits	12,703	12,697	12,831	12,357	12,091
Occupancy expense, net	1,483	1,394	1,436	1,374	1,431
Furniture and equipment expense	1,421	1,406	1,449	1,444	1,445
Loss on foreclosed assets	57	55	48	116	49
Deposit insurance	72	69	73	68	76
Write off of deferred debt issuance cost	-	-	-	771	-
Other operating expenses	5,490	5,343	5,578	5,506	5,468
TOTAL NON-INTEREST EXPENSE	21,226	20,964	21,415	21,636	20,560
NET INCOME BEFORE INCOME TAXES	10,650	10,403	8,528	8,640	10,009
Provision for income taxes	3,316	3,460	2,668	2,800	3,102
NET INCOME	$7,334	$6,943	$5,860	$5,840	$6,907
BASIC EARNINGS PER SHARE	$0.51	$0.48	$0.41	$0.40	$0.47
DILUTED EARNINGS PER SHARE	$0.50	$0.47	$0.40	$0.39	$0.47

Simmons First National Corporation					SFNC
Consolidated Statements of Income - Year-to-Date
For the Quarters Ended	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
(In thousands, except per share data)	2005	2005	2005	2004	2004

INTEREST INCOME
Loans	$81,813	$52,588	$25,413	$96,853	$71,490
Federal funds sold	863	600	327	748	445
Investment securities	13,926	9,233	4,574	17,447	12,951
Mortgage loans held for sale, net of unrealized gains (losses)	421	253	119	575	445
Assets held in trading accounts	74	50	25	41	6
Interest bearing balances due from banks	418	299	196	400	228
TOTAL INTEREST INCOME	97,515	63,023	30,654	116,064	85,565
INTEREST EXPENSE
Time deposits	18,381	11,349	5,278	18,198	13,446
Other deposits	5,508	3,494	1,635	4,965	3,496
Federal funds purchased and securities
sold under agreements to repurchase	2,088	1,299	545	1,227	756
Short-term debt	790	117	14	175	134
Long-term debt	3,306	2,192	1,089	5,863	4,351
TOTAL INTEREST EXPENSE	30,073	18,451	8,561	30,428	22,183
NET INTEREST INCOME	67,442	44,572	22,093	85,636	63,382
Provision for loan losses	5,895	4,159	2,221	8,027	6,095
NET INTEREST INCOME AFTER PROVISION
FOR LOAN LOSSES	61,547	40,413	19,872	77,609	57,287
NON-INTEREST INCOME
Trust income	4,164	2,734	1,385	5,421	4,021
Service charges on deposit accounts	11,721	7,567	3,414	14,564	10,922
Other service charges and fees	1,511	1,039	584	2,016	1,528
Income on sale of mortgage loans, net of commissions	2,221	1,395	682	3,391	2,610
Income on investment banking, net of commissions	364	219	58	645	514
Credit card fees	7,543	4,924	2,340	10,001	7,371
Premiums on sale of student loans	1,572	1,276	634	2,114	1,867
Bank owned life insurance income	551	238	20	73	50
Other income	2,163	1,677	954	2,480	1,868
Gain (loss) on sale of securities, net	(168)	(168)	-	-	-
TOTAL NON-INTEREST INCOME	31,642	20,901	10,071	40,705	30,751
NON-INTEREST EXPENSE
Salaries and employee benefits	38,231	25,529	12,831	48,533	36,176
Occupancy expense, net	4,314	2,831	1,436	5,500	4,126
Furniture and equipment expense	4,277	2,855	1,449	5,646	4,202
Loss on foreclosed assets	160	103	48	346	230
Deposit insurance	214	142	73	284	216
Write off of deferred debt issuance cost	-	-	-	771	-
Other operating expenses	16,412	10,923	5,578	21,305	15,799
TOTAL NON-INTEREST EXPENSE	63,608	42,383	21,415	82,385	60,749
NET INCOME BEFORE INCOME TAXES	29,581	18,931	8,528	35,929	27,289
Provision for income taxes	9,444	6,128	2,668	11,483	8,683
NET INCOME	$20,137	$12,803	$5,860	$24,446	$18,606
BASIC EARNINGS PER SHARE	$1.40	$0.89	$0.41	$1.68	$1.28
DILUTED EARNINGS PER SHARE	$1.37	$0.87	$0.40	$1.65	$1.26

Simmons First National Corporation					SFNC
Consolidated Risk-Based Capital
For the Quarters Ended	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
(In thousands)	2005	2005	2005	2004	2004

Tier 1 capital
Stockholders' equity	$241,171	$238,692	$232,272	$238,222	$235,454
Trust preferred securities, net allowable	30,000	30,000	30,000	30,000	47,250
Disallowed intangible assets, net of def. tax	(65,271)	(65,452)	(65,718)	(66,283)	(66,489)
Unrealized loss (gain) on AFS securities	3,448	1,925	4,262	1,124	77
Other	-	-	-	(738)	(1,532)

Total Tier 1 capital	209,348	205,165	200,816	202,325	214,760

Tier 2 capital
Qualifying unrealized gain on AFS securities	357	415	206	392	405
Qualifying allowance for loan losses	21,952	21,157	20,107	19,961	20,540

Total Tier 2 capital	22,309	21,572	20,313	20,353	20,945

Total risk-based capital	$231,657	$226,737	$221,129	$222,678	$235,705

Risk weighted assets	$1,750,783	$1,686,669	$1,602,295	$1,590,373	$1,636,142

Assets for leverage ratio	$2,473,854	$2,420,348	$2,379,954	$2,391,149	$2,337,627

Ratios at end of quarter
Leverage ratio	8.46%	8.48%	8.44%	8.46%	9.19%
Tier 1 capital	11.96%	12.16%	12.53%	12.72%	13.13%
Total risk-based capital	13.23%	13.44%	13.80%	14.00%	14.41%

Simmons First National Corporation					SFNC
Consolidated Loans and Investments
For the Quarters Ended	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
(In thousands)	2005	2005	2005	2004	2004

Loan Portfolio - End of Period
Consumer
Credit cards	$138,077	$141,398	$141,793	$155,326	$152,198
Student loans	89,759	75,565	87,745	83,283	82,140
Other consumer	136,626	131,210	127,245	128,552	130,267
Real Estate
Construction	227,063	207,136	186,526	169,001	148,561
Single-family residential	338,466	336,413	323,874	318,498	311,291
Other commercial	462,978	489,880	480,653	481,728	483,467
Unearned income	(8)	(9)	(10)	(10)	(10)
Commercial
Commercial	177,682	161,474	165,946	158,613	184,017
Agricultural	105,107	83,071	53,927	62,340	94,751
Financial institutions	21,219	21,979	999	1,079	2,249
Other	12,403	14,220	17,785	12,966	13,196

Total Loans	$1,709,372	$1,662,337	$1,586,483	$1,571,376	$1,602,127

Investment Securities - End of Period

Held-to-Maturity
U.S. Treasury	$2,007	$2,012	$3,016	$4,020	$7,027
U.S. Government agencies	25,999	25,999	23,500	21,500	22,495
Mortgage-backed securities	197	212	279	307	494
State and political subdivisions	120,424	118,586	118,376	122,457	126,822
Other securities	2,496	2,484	2,473	2,980	21,612
Total held-to-maturity	151,123	149,293	147,644	151,264	178,450
Available-for-Sale
U.S. Treasury	17,363	20,092	23,006	24,096	20,008
U.S. Government agencies	346,309	355,534	364,227	341,086	338,309
Mortgage-backed securities	3,442	3,786	3,744	3,877	4,477
State and political subdivisions	3,169	3,589	4,194	4,746	4,434
FHLB stock	11,320	10,137	7,705	8,206	8,162
Other securities	7,245	7,313	8,464	8,783	9,741
Total available-for-sale	388,848	400,451	411,340	390,794	385,131

Total investment securities	$539,971	$549,744	$558,984	$542,058	$563,581

Fair Value - HTM investment securities	$151,192	$150,169	$147,287	$152,432	$180,593

Investment Securities - QTD Average

Taxable securities	$419,204	$439,010	$429,674	$428,184	$426,355
Tax exempt securities	122,030	122,129	124,439	126,543	130,773

Total investment securities - QTD average	$541,234	$561,139	$554,113	$554,727	$557,128

Simmons First National Corporation					SFNC
Consolidated Allowance and Asset Quality
For the Quarters Ended	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
(In thousands)	2005	2005	2005	2004	2004

Allowance for Loan Losses
Balance, beginning of quarter	$27,013	$26,422	$26,508	$27,602	$27,268

Loans charged off
Credit cards	1,157	1,158	1,180	1,006	1,176
Other consumer	341	356	244	567	418
Real estate	444	222	120	418	259
Commercial	1,217	520	1,420	1,884	165
Total loans charged off	3,159	2,256	2,964	3,875	2,018

Recoveries of loans previously charged off
Credit cards	245	216	179	206	182
Other consumer	214	159	132	167	125
Real estate	128	47	30	75	39
Commercial	1,153	486	316	401	74
Total recoveries	1,740	908	657	849	420
Net loans charged off	1,419	1,348	2,307	3,026	1,598
Allowance for loan losses on acquisitions	-	-	-	-	-
Provision for loan losses	1,736	1,939	2,221	1,932	1,932
Balance, end of quarter	$27,330	$27,013	$26,422	$26,508	$27,602

Non-performing assets
Non-performing loans
Nonaccrual loans
Real estate	$6,069	$6,947	$7,360	$6,309	$5,923
Commercial	1,026	795	1,582	3,429	2,920
Consumer	1,193	1,167	1,292	1,180	1,371
Total nonaccrual loans	8,288	8,909	10,234	10,918	10,214
Loans past due 90 days or more	1,181	1,199	1,615	1,085	1,372
Total non-performing loans	9,469	10,108	11,849	12,003	11,586

Other non-performing assets
Foreclosed assets held for sale	2,120	1,482	1,340	1,839	1,789
Other non-performing assets	78	51	64	83	78
Total other non-performing assets	2,198	1,533	1,404	1,922	1,867

Total non-performing assets	$11,667	$11,641	$13,253	$13,925	$13,453

Ratios
Allowance for loan losses to total loans	1.60%	1.63%	1.67%	1.69%	1.72%
Allowance for loan losses to
non-performing loans	288.63%	267.24%	222.99%	220.84%	238.24%
Allowance for loan losses to
non-performing assets	234.25%	232.05%	199.37%	190.36%	205.17%
Non-performing assets ratio *	0.68%	0.70%	0.83%	0.89%	0.83%
Non-performing loans to total loans	0.55%	0.61%	0.75%	0.76%	0.72%
Non-performing assets to total assets	0.45%	0.46%	0.54%	0.58%	0.56%
Net charge offs to total loans	0.33%	0.33%	0.58%	0.74%	0.39%
Net charge offs to total loans
(excluding credit cards)	0.13%	0.11%	0.36%	0.60%	0.16%

* Non-performing assets ratio = ( non-performing loans + foreclosed assets) / ( total loans + foreclosed assets)

Simmons First National Corporation					SFNC
Consolidated - Selected Financial Data
For the Quarters Ended	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
(In thousands, except share data)	2005	2005	2005	2004	2004

QUARTER-TO-DATE
Diluted earnings per share	$0.50	$0.47	$0.40	$0.39	$0.47
Operating earnings (excludes nonrecurring items)	7,334	6,943	5,860	6,310	6,907
Diluted operating earnings per share	0.50	0.47	0.40	0.42	0.47
Cash dividends declared per common share	0.15	0.15	0.15	0.15	0.14
Cash dividends declared - amount	2,152	2,154	2,158	2,193	2,045
Return on average stockholders' equity	12.05%	11.74%	10.04%	9.68%	11.79%
Return on average assets	1.15%	1.12%	0.97%	0.95%	1.14%
Net interest margin (FTE)	4.10%	4.15%	4.17%	4.09%	4.16%
FTE Adjustment - investments	714	720	756	689	729
FTE Adjustment - loans	89	83	83	86	91
Amortization of intangibles	207	207	207	208	208
Amortization of intangibles, net of taxes	130	130	131	132	132
Average shares outstanding	14,357,059	14,365,441	14,450,533	14,608,104	14,608,158
Shares repurchased	47,835	35,660	261,500	-	16,950
Average price of repurchased shares	27.34	24.17	25.95	-	24.65
Average earning assets	2,292,982	2,252,695	2,229,257	2,239,174	2,195,602
Average interest bearing liabilities	1,971,648	1,926,428	1,890,407	1,899,644	1,861,703

YEAR-TO-DATE
Diluted earnings per share	$1.37	$0.87	$0.40	$1.65	$1.26
Operating earnings (excludes nonrecurring items)	20,137	12,803	5,860	24,916	18,606
Diluted operating earnings per share	1.37	0.87	0.40	1.68	1.26
Cash dividends declared per common share	0.45	0.30	0.15	0.57	0.42
Return on average stockholders' equity	11.29%	10.89%	10.04%	10.64%	10.98%
Return on average assets	1.08%	1.05%	0.97%	1.03%	1.06%
Net interest margin (FTE)	4.14%	4.16%	4.17%	4.08%	4.08%
FTE Adjustment - investments	2,190	1,476	756	2,812	2,123
FTE Adjustment - loans	255	166	83	361	275
Amortization of intangibles	621	414	207	792	584
Amortization of intangibles, net of taxes	391	261	131	503	371
Average shares outstanding	14,385,842	14,407,752	14,450,533	14,515,364	14,483,772
Diluted shares outstanding	297,548	304,431	327,079	333,196	328,479
Average earning assets	2,258,545	2,241,040	2,229,257	2,174,340	2,152,570
Average interest bearing liabilities	1,929,791	1,908,517	1,890,407	1,838,865	1,818,458

END OF PERIOD
Book value	$16.82	$16.63	$16.15	$16.29	$16.13
Shares outstanding	14,337,803	14,353,963	14,381,434	14,621,707	14,601,030
Full-time equivalent employees	1,099	1,094	1,083	1,086	1,097
Total number of ATM's	83	81	80	79	78
Total number of financial centers	77	76	75	78	78
Parent company only - investment in subsidiaries	263,991	262,020	259,425	257,851	257,610
Parent company only - intangible assets	133	133	133	133	133

Simmons First National Corporation					SFNC
Consolidated - Reconciliation of Operating Earnings
For the Quarters Ended	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
(In thousands, except share data)	2005	2005	2005	2004	2004

QUARTER-TO-DATE
Net Income	$7,334	$6,943	$5,860	$5,840	$6,907
Nonrecurring items
Write off of deferred debt issuance cost	-	-	-	771	-
Tax effect (39%)	-	-	-	(301)	-
Net nonrecurring items	-	-	-	470	-
Operating income	$7,334	$6,943	$5,860	$6,310	$6,907

Diluted earnings per share	$0.50	$0.47	$0.40	$0.39	$0.47
Nonrecurring items
Write off of deferred debt issuance cost	-	-	-	0.05	-
Tax effect (39%)	-	-	-	(0.02)	-
Net nonrecurring items	-	-	-	0.03	-
Diluted operating earnings per share	$0.50	$0.47	$0.40	$0.42	$0.47

YEAR-TO-DATE
Net Income	$20,137	$12,803	$5,860	$24,446	$18,606
Nonrecurring items
Write off of deferred debt issuance cost	-	-	-	771	-
Tax effect (39%)	-	-	-	(301)	-
Net nonrecurring items	-	-	-	470	-
Operating income	$20,137	$12,803	$5,860	$24,916	$18,606

Diluted earnings per share	$1.37	$0.87	$0.40	$1.65	$1.26
Nonrecurring items
Write off of deferred debt issuance cost	-	-	-	0.05	-
Tax effect (39%)	-	-	-	(0.02)	-
Net nonrecurring items	-	-	-	0.03	-
Diluted operating earnings per share	$1.37	$0.87	$0.40	$1.68	$1.26

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SIMMONS FIRST NATIONAL CORPORATION

Date: October 20, 2005	By:	/s/ Robert A. Fehlman
Robert A. Fehlman
Senior Vice President and Chief Financial Officer